United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2014

Educational Development Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-4957	73-0750007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10302 East 55th Place, Tulsa, Oklahoma	74146-6515
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (918) 622-4522

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2014, Educational Development Corporation, announces via press release, partial results for fiscal 2014. A copy of the press release is attached.

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On February 28, 2014, Educational Development Corporation declares via press release, a quarterly dividend. A copy of the press release is attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d) EXHIBITS

99.1 Press release dated as of February 28, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation (Registrant)
February 28, 2014 (Date)	/s/ RANDALL W. WHITE Randall W. White President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
*99.1	Press release dated as of February 28, 2014

______

*Filed herewith.